UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia 001-11312 58-0869052
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification Number)

3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CUZ	New York Stock Exchange	("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-12 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed on a Current Report on Form 8-K filed on December 9, 2019, Lawrence L. Gellerstedt III, executive chairman of Cousins Properties Incorporated (the “Company”), notified the Company that he would retire on April 21, 2020. The Company entered into a Retirement and Release Agreement with Mr. Gellerstedt, dated April 21, 2020.

Pursuant to the agreement, Mr. Gellerstedt retired on April 21, 2020 and will receive a bonus payment that reflects his 2020 bonus target, prorated through his retirement date. The shares of restricted stock awarded to Mr. Gellerstedt under the 2009 Incentive Stock Plan will be modified to accelerate the vesting of the awards. The Company will reimburse Mr. Gellerstedt for the cost of COBRA health insurance benefits through March 31, 2021. The agreement contains a general release, certain non-disclosure and non-solicitation provisions and other customary terms and conditions.

Item 5.07. Submission of Matters to a Vote of security Holders
On April 21, 2020, the Company held its annual meeting of shareholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the shareholders:

Proposal 1 — votes regarding the election of eight directors for a term expiring in 2021 were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Charles T. Cannada	123,383,344	2,793,449	112,991	6,543,665
Robert M. Chapman	123,360,247	3,814,641	114,896	6,546,665
M. Colin Connolly	125,172,338	1,004,629	112,817	6,543,665
Scott W. Fordham	124,900,995	1,273,679	115,110	6,543,665
Lillian C. Giornelli	121,838,088	4,341,208	110,488	6,543,665
R. Kent Griffin, Jr.	125,442,020	731,266	116,498	6,543,665
Donna W. Hyland	123,344,540	2,833,112	112,132	6,543,665
R. Dary Stone	125,243,912	927,910	117,962	6,543,665

Proposal 2 — the advisory votes on executive compensation, often referred to as "say on pay" were as follows:

For	Against	Abstentions	Broker Non-Votes
120,934,840	5,167,927	187,017	6,543,665

Proposal 3 — votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

For	Against	Abstentions
126,848,539	5,881,795	103,115

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Executive Vice President, General Counsel, and Corporate Secretary